SUMMARY PROSPECTUS

JANUARY 29, 2019

CLASS N SHARES

Nicholas High Income Fund, Inc. NNHIX

IMPORTANT NOTICE TO SHAREHOLDERS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker - dealer or bank. Instead, the reports will be made available on the Fund s website, www.nicholasfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary (such as a broker - dealer or bank); direct shareholders may call the Fund at 1- 800- 544- 6547.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary (such as a broker - dealer or bank); direct shareholders may call the Fund at 1- 800- 544- 6547. Your election to receive reports in paper will apply to all funds held with the Fund complex or your financial intermediary.

Before you invest, you may want to review the Fund s prospectus, which contains more information about the Fund and its risks. You can find the Fund s prospectus and other information about the Fund online at www.nicholasfunds.com/prospectus.html. You can also get this information at no cost by calling 800- 544- 6547 or by sending an e- mail request to ShareholderServices@nicholasfunds.com. This Summary Prospectus incorporates by reference the Fund s Prospectus, dated January 29, 2019 and Statement of Additional Information, dated January 29, 2019.

Investment Objectives

The Fund seeks high current income as its primary investment objective. Capital appreciation is a secondary objective that is sought only when consistent with the Fund s primary investment objective.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)	Class N
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Wire Redemption Fee	$15.00
Exchange Fee	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.34%
Total Annual Fund Operating Expenses	1.04%

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
	One	Three	Five	Ten
	Year	Years	Years	Years

The Example assumes that you invest $10,000 in
the Fund for the time periods indicated and then
redeem all of your shares at the end of those
periods. The Example also assumes that your
investment has a 5% return each year and that
the Fund s operating expenses remain the same.
Although your actual costs may be higher or
lower, based on these assumptions, your costs
would be:	$106	$331	$574	$1,271

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio) . A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses in the example, affect the Fund s performance. During the most recent fiscal year, the Fund s portfolio turnover rate was 45.30% of the average value of the portfolio.

Principal Investment Strategies

To pursue the Fund s investment objective, it primarily invests in a diversified portfolio of high yield corporate bonds (also known as non- investment grade bonds or junk bonds ).

The Fund s fixed income investments may include rated and unrated securities. The Fund may invest in securities of any credit quality. The Fund is not subject to any limitations as to the percentage of its assets which must be invested in securities within the rating categories. However, the Fund generally invests a significant portion of its assets in non- investment grade debt securities (securities with lower credit qualities) . The Fund invests in both short- term and long- term debt, and is not limited as to the maturities of the corporate debt securities in which it invests. The Fund does not have a pre- set asset allocation strategy which would require that the Fund maintain a specific percentage of its assets in income- related securities (i.e., bonds) and equity- related securities (i.e., stocks).

In selecting investments, the Adviser performs its own in- depth credit analysis on the credit quality of issuers. In this evaluation, the Adviser will consider, among other things, the issuer s financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer s management and regulatory matters. The Adviser also evaluates the long- term outlook for interest rate movement in selecting investments. By doing so, the Adviser attempts to mitigate potential interest rate and credit risk volatility by selecting investments which it believes offer reasonable prospects for preservation of capital values.

Principal Risks of Investing

As with any mutual fund, the Fund cannot guarantee that it will achieve its goals or that its performance will be positive over any period of time. The Fund s investments change in value. Consequently, the value of your Fund shares may change. If the value of the Fund shares or the values of the Fund s investments go down, you may lose money.

The principal risks of investing in the Fund are:

  Credit Risk Credit risk refers to an issuer s ability to make timely payments of interest or principal. Because the Fund primarily invests in non-investment grade debt securities (securities with lower credit qualities), the Fund is subject to a higher level of credit risk than a fund that only invests in investment grade securities. Recognized rating agencies consider the credit quality of non-investment grade securities to be speculative with respect to the issuer s continuing ability to pay interest or principal. Lower grade securities may have less liquidity, a higher incidence of

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  default and the Fund may incur higher expenditures to protect the Fund s interest in such securities than investments in higher grade securities. Issuers of lower grade securities generally are more sensitive to negative corporate developments, such as a decline in issuer profits, or adverse economic conditions, such as a recession, than issuers of higher grade securities.
  Interest Rate Risk Interest rate risk refers to the risk that the prices of the Fund s investments, particularly the debt securities in which the Fund primarily invests, are likely to fall if interest rates rise. This is because the prices of debt securities typically move in the opposite direction of interest rates. Debt securities with longer maturities generally are affected to a greater degree than debt securities with shorter maturities. Because the Fund does not have a policy limiting the maturity of its investments, and the Fund may invest in debt securities with longer maturities, the Fund may be subject to greater interest rate risk than a fund that invests primarily in short-term debt securities.
  High Yield Bond Market Risk The entire high yield bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default or just a change in the market s volatility.
  Call Risk If interest rates fall, it is possible that issuers of bonds with high interest rates will prepay or call their bonds before their maturity dates. In such event, the proceeds could be reinvested by the Fund in bonds with the new, lower interest rates, resulting in a possible decline in the Fund s income and distributions to shareholders.
  Selection Risk The Fund also is subject to selection risk, which is the risk that the investments the Fund s adviser selects will underperform markets or other mutual funds with similar investment objectives and strategies.
  Liquidity Risk The Fund may invest in restricted or illiquid securities. Difficulty in selling a security may result in a loss to the Fund or additional costs. In addition, because the market for lower rated debt securities may be thinner and less active than for higher rated securities, there may be market price volatility for the Fund s lower rated debt securities and limited liquidity in the resale market.

Since there are risks inherent in all investments in securities, there is no assurance that the Fund's objectives will be achieved.

Performance

The bar chart shown below provides some indication of the risks of investing in the Fund. The chart shows the variability of the total return for each Fund s shares for the last ten calendar years. Updated performance information for the Fund is available on our website at www.nicholasfunds.com.

For the ten calendar year periods shown in the above bar chart, the highest quarterly return was 10.84% (for the quarter ended June 30, 2009) and the lowest quarterly return was - 5.41% (for the quarter ended September 30, 2011) .

This next table shows how the average annual total returns for the one, five and ten year periods ending on December 31, 2018 (the Fund s most recently completed calendar year), compared to the returns of a broad measure of market performance. The table also shows the average annual total returns after taxes on distributions and the redemption of all of your Fund shares. After - tax returns are

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calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after - tax returns depend on an investor s tax situation and may differ from those shown. After - tax returns shown are not relevant to investors who hold their Fund shares through tax- deferred arrangements, such as 401(k) plans or individual retirement accounts.

	One	Five	Ten
	Year	Year	Year

Nicholas High Income Fund, Inc.
Return Before Taxes	-3.12%	1.24%	7.33%
Return After Taxes on Distributions	-4.71%	-0.64%	5.12%
Return After Taxes on Distributions
and Sale of Fund Shares	-1.83%	0.12%	4.93%
Bank of America Merrill Lynch U. S. High Yield
Constrained Index
(reflects no deduction for taxes)	-2.27%	3.83%	11.02%

The Fund's Class N 30-day annualized yield at December 31, 2018 was 4.80%. Investors can obtain the Fund's current yield by calling 800-544-6547 (toll-free) .

Of course, the Fund's past performance (before and after taxes) is no guarantee of its future returns.

Investment Adviser

Nicholas Company, Inc. serves as the Fund s investment adviser (the Adviser ) .

Portfolio Manager

Mr. Lawrence J. Pavelec is a Senior Vice President, Secretary and Portfolio Manager of the Fund and is primarily responsible for the day- to- day management of the Fund s portfolio. Mr. Pavelec has been Portfolio Manager of the Fund since April 2008. He served as Co- Portfolio Manager of the Fund from April 2003 until April 2008.

Purchase and Sale of Fund Shares

The minimum initial investment for the Class N shares of the Fund is $500. The minimum subsequent investment is $100 except for those shareholders participating in an automatic investment plan established with the Fund, the minimum is $50.

The Fund's shares are redeemable. Generally, shareholders may redeem some or all of their shares without charge by the Fund on any day when the New York Stock Exchange is open by written request, by telephone request by calling 800- 544- 6547, by accessing your account online at www.nicholasfunds.com or by wire transfer.

Tax Information

Shareholders may receive distributions from the Fund of ordinary income dividends and capital gains, which may be taxable to shareholders.

Payments to Broker- Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker - dealer or other financial intermediary (such as a bank or financial adviser), the Fund and its related companies may pay that intermediary for the sale of Fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker - dealer or other intermediary to recommend the Fund over another investment. Ask your intermediary or visit your intermediary s website for more information.

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